UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2015

Stamps.com Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26427	77-0454966
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1990 E. Grand Avenue, El Segundo, CA	90245
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:           (310) 482-5800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 6, 2015, Stamps.com and Rapid Enterprises, LLC, D/B/A Express 1, entered into a settlement agreement that resolves all disputes between the parties, the background of which is summarized below.  Stamps.com agreed to pay Express 1 $10,000,000 in exchange for Express 1’s dismissal and permanent withdrawal of Express 1’s tort claims.  In addition, the parties agreed to continue and expand their business relationship going forward.  The parties entered mutual general releases in connection with the settlement.

Express 1 is a sales and support business partner for the United States Postal Service that provides discounted shipping rates and technology solutions to lower volume USPS shippers.  Through our partnership with Express 1, Stamps.com and our subsidiaries are able to provide Express 1’s shipping discounts to our lower volume customers, and Express 1 is able to utilize our systems and software to better serve its customers.

Background:

On August 14, 2014, Rapid Enterprises, LLC, D/B/A Express 1, filed suit against ShipStation, a wholly-owned subsidiary of Stamps.com and some of its executives in the Third Judicial District Court for Salt Lake County, Utah, alleging, among other claims, that ShipStation breached its contract with Express 1 by violating an exclusivity provision. Express 1 sought an injunction, damages, attorneys’ fees and court costs.  On December 12, 2014, Express 1 added additional claims and Stamps.com and our Chief Executive Officer as named defendants.

The foregoing summary of the settlement agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the settlement agreement, which will be filed as an exhibit to Stamps.com’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2015.

Item 2.02.	Results of Operations and Financial Condition.

On August 6, 2015, Stamps.com Inc. issued a press release setting forth its financial results for its second quarter ended June 30, 2015.  A copy of its press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

The information in the press release is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is being furnished herewith:

99.1 Press Release of Stamps.com Inc. dated August 6, 2015, announcing Stamps.com Inc.'s financial results for its second quarter ended June 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Stamps.com Inc.
(Registrant)

August 12, 2015	/s/ Kenneth McBride
Date	(Signature)

Kenneth McBride,
Chief Executive Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release of Stamps.com Inc. dated August 6, 2015 announcing Stamps.com Inc.'s financial results for its second quarter ended June 30, 2015.